SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest reported): November 20, 2002


                            PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                       333-54996                  88-047-0235
(State or other Jurisdiction         (Commission               (IRS Employer
    of incorporation                 File Number)            Identification No.)


     7898 E. Acoma Dr. Ste. 209
          Scottsdale, AZ.                                          85260
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 480-951-2300


          (Former name of former address, if changed since last report)

ITEM 5. OTHER EVENTS

     Palomar Enterprises, Inc., purchased common stock in the open market. The company allocated $30,000 for the purchase of 300,000 shares of Palomar's common stock over the next quarter for use as currency in a future business combination transaction.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Palomar Enterprises, Inc.


                                      By: /s/ Jeffery Halbirt
                                         --------------------------------
                                         Jeffery Halbirt

Dated: November 20, 2002